Exhibit 99.1

Dear Fellow Stratus Stockholders:
Because your vote is important, we want you to know three things:
1. Your company’s performance has been strong.
2. Your experienced team continues to advance our five-year plan to create and return value to ALL stockholders.
3. The leading, independent proxy advisory firm, Glass Lewis, recommends Stratus stockholders vote FOR all nominees on the WHITE proxy card.
We urge you to vote the WHITE proxy card today for:
Beau Armstrong President and CEO
Charles Porter
Longtime hospitality expert
Our stockholder meeting is June 6, 2016. We want your vote to count.
PLEASE VOTE THE WHITE PROXY CARD TODAY.
Thank you for your support,
The Board of Directors of Stratus Properties Inc.
YOUR VOTE IS IMPORTANT
VOTE THE WHITE PROXY CARD TODAY

Your Vote Is Important
No Matter How Many Shares You Own.
If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED Stockholders Call Toll-Free: (888) 750-5834 Banks and Brokers Call Collect: (212) 750-5833
IMPORTANT
We urge you NOT to sign any gold proxy card sent to you by Carl Berg as doing so will revoke your vote on the WHITE proxy card.
If you have already done so, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY— by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.
Forward-Looking Statements
This press release contains forward-looking statements in which Stratus discusses factors it believes may affect its future performance. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding the implementation and potential results of Stratus’ five-year plan, projections or expectations related to operational and financial performance or liquidity, reimbursements for infrastructure costs, financing and regulatory matters, development plans and sales of properties, commercial leasing activities, timeframes for development, construction and completion of Stratus’ projects, capital expenditures, liquidity and capital resources, and other plans and objectives of management for future operations and activities. The words “anticipates,” “may,” “can,” “plans,” “believes,” “potential,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be” and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements.
Stratus cautions readers that forward-looking statements are not guarantees of future performance, and its actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause Stratus’ actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, the outcome of the strategic review process, Stratus’ ability to refinance and service its debt and the availability of financing for development projects and other corporate purposes, Stratus’ ability to sell properties at prices its board considers acceptable, a decrease in the demand for real estate in the Austin, Texas market, changes in economic and business conditions, reductions in discretionary spending by consumers and corporations, competition from other real estate developers, hotel operators and/or entertainment venue operators and promoters, business opportunities that may be presented to and/or pursued by Stratus, the termination of sales contracts or letters of intent due to, among other factors, the failure of one or more closing conditions or market changes, the failure to attract customers for its developments or such customers’ failure to satisfy their purchase commitments, increases in interest rates, declines in the market value of its assets, increases in operating costs, including real estate taxes and the cost of construction materials, changes in external perception of the W Austin Hotel, changes in consumer preferences, changes in laws, regulations or the regulatory environment affecting the development of real estate, opposition from special interest groups with respect to development projects, weather-related risks and other factors described in more detail under the heading “Risk Factors” in Stratus’ Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC.
Investors are cautioned that many of the assumptions upon which Stratus’ forward-looking statements are based are likely to change after the forward-looking statements are made. Further, Stratus may make changes to its business plans that could affect its results. Stratus cautions investors that it does not intend to update its forward-looking statements notwithstanding any changes in its assumptions, business plans, actual experience, or other changes, and Stratus undertakes no obligation to update any forward-looking statements.
YOUR VOTE IS IMPORTANT
VOTE THE WHITE PROXY CARD TODAY
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